Accrued Expenses and Other Current Liabilities - Schedule of Accrued Expenses and Other Current Liabilities (Details) - USD ($)		Dec. 31, 2025	Dec. 31, 2024
Schedule of Accrued Expenses and Other Current Liabilities [Abstract]
Customer security deposits	[1]	$ 120,362	$ 138,150
Payroll payable		874,790	696,594
Other payables		163,361	132,661
Total		$ 1,158,513	$ 967,405

[1]	The majority of customer security deposits are from distributors who make bulk purchases from the Company. The Company offers these customers favorable pricing but requires each of these customers to maintain a certain amount of security deposit to be a sales distributor. The deposits are interest-free and shall be returned to those customers when customers terminate their distribution relationship with the Company.